SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                                 FORM 8-K



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  June 14, 1996




                      ARVIDA/JMB PARTNERS, L.P. - II
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




     Illinois                     0-19245                  58-1809884
- -------------------           --------------          --------------------
(State or other)                (Commission           (IRS Employer
 Jurisdiction of               File Number)            Identification No.)
 Organization



           900 N. Michigan Avenue, Chicago, Illinois  60611-1575
           -----------------------------------------------------
                  (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
    -------------------------------------------------------------------





     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. Arvida/JMB Partners, L.P.-II (the "Partnership") is the managing general partner of Heathrow Development Associates, Ltd. (the "Venture"). On June 14, 1996, the Venture received the proceeds from the sale of the remaining four housing units, 131 developed homesites, approximately 940 undeveloped lots, Heathrow Golf and Country Club and the cable television business within the Venture's Heathrow community to 4/46A Corporation (the "Buyer"). The Buyer is not affiliated with the Venture, the Partnership or its General Partner and the sale price was determined by arm's length negotiations and approved by the Partnership's lender. The gross sale price was $20,315,000. The gross sale price was, in part, based upon the actual number of housing units and undeveloped and developed lots available at December 31, 1995. However, during the period from January 1, 1996 through June 14, 1996, the Venture sold housing units and homesites through its ordinary course of business. Therefore, the Buyer received a credit at closing of $1,009,181 for the homes and homesites sold by the Venture during such period. The net proceeds from the sale, after prorations and closing costs, of $18,413,510 have been applied against the outstanding principal balance on one of the Partnership's term loans.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of business acquired
                    Not applicable

         (b)  Pro Forma Financial Information
              See Attached

         (c)  Exhibits
              2.1 Agreement for Sale and Purchase of Real Property dated March 22, 1996 among Heathrow Development Associates, Ltd., Heathrow Golf and Country Club Limited Partnership, Heathrow Cable Limited Partnership and 4/46A Corporation is incorporated herein by reference to Exhibit 10.15 to the Partnership's Form 10-Q (File No. 0-19245) which was filed with the Securities and Exchange Commission on May 10, 1996.



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ARVIDA/JMB PARTNERS, L.P. - II

                              BY:   Arvida/JMB Managers, II, Inc.
                                    (The General Partner)


                                    By:   GAILEN J. HULL
                                          Gailen J. Hull
                                          Vice President





Dated:  July 1, 1996



                             ATTACHMENT ITEM 7(B).  PRO FORMA FINANCIAL INFORMATION

                                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                         ARVIDA/JMB PARTNERS, L.P. - II
                                              AS OF MARCH 31, 1996

                                                                              Pro Forma
                                                              Historical    Adjustments for       Pro Forma
                                                            March 31, 1996  Disposition (1)    March 31, 1996
                                                            --------------  ---------------    --------------
ASSETS:
  Cash and cash equivalents . . . . . . . . . . . . . .      $    978,060                            978,060
  Restricted cash . . . . . . . . . . . . . . . . . . .         1,610,395                          1,610,395
  Trade and other accounts receivable . . . . . . . . .         1,194,377         (310,500)          883,877
  Real estate inventories . . . . . . . . . . . . . . .        10,293,218      (10,148,289)          144,929
  Property and equipment, net . . . . . . . . . . . . .         6,304,679       (3,530,627)        2,774,052
  Prepaid expenses and other assets . . . . . . . . . .         1,833,053         (883,435)          949,618
                                                             ------------      -----------      ------------
    Total assets. . . . . . . . . . . . . . . . . . . .      $ 22,213,782      (14,872,851)        7,340,931
                                                             ============      ===========      ============

LIABILITIES:
  Bank overdrafts . . . . . . . . . . . . . . . . . . .      $    932,480                            932,480
  Accounts payable. . . . . . . . . . . . . . . . . . .           338,786                            338,786
  Deposits. . . . . . . . . . . . . . . . . . . . . . .           964,377         (869,878)           94,499
  Accrued expenses and other liabilities. . . . . . . .        43,550,415         (182,175)       43,368,240
  Amounts due to affiliates . . . . . . . . . . . . . .         7,619,020                          7,619,020
  Notes and mortgages payable . . . . . . . . . . . . .        98,710,703      (19,067,643)       79,643,060
                                                             ------------      -----------      ------------

Commitments and contingencies

    Total liabilities . . . . . . . . . . . . . . . . .       152,115,781      (20,119,696)      131,996,085



                           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET - CONTINUED
                                         ARVIDA/JMB PARTNERS, L.P. - II
                                              AS OF MARCH 31, 1996



                                                                              Pro Forma
                                                              Historical    Adjustments for       Pro Forma
                                                            March 31, 1996  Disposition (1)    March 31, 1996
                                                            --------------  ---------------    --------------

Partners capital accounts:
  General Partner and Associate Limited Partner:
    Capital contributions . . . . . . . . . . . . . . .             2,000                              2,000
    Cumulative net income (loss). . . . . . . . . . . .        (7,268,005)        (193,982)       (7,461,987)
    Cumulative cash distributions . . . . . . . . . . .          (246,771)                          (246,771)
                                                             ------------      -----------      ------------
                                                               (7,512,776)        (193,982)       (7,706,758)
                                                             ------------      -----------      ------------

  Limited partners:
    Capital contributions, net of offering costs. . . .       209,753,671                        209,753,671
    Cumulative net income (loss). . . . . . . . . . . .      (322,921,720)       5,440,827      (317,480,893)
    Cumulative cash distributions . . . . . . . . . . .        (9,221,174)                        (9,221,174)
                                                             ------------      -----------      ------------
                                                             (122,389,223)       5,440,827      (116,948,396)
                                                             ------------      -----------      ------------

    Total partners deficits . . . . . . . . . . . . . .      (129,901,999)       5,246,845      (124,655,154)
                                                             ------------      -----------      ------------

    Total liabilities and partners deficits . . . . . .      $ 22,213,782      (14,872,851)        7,340,931
                                                             ============      ===========      ============







(1)  The 1996 unaudited pro forma consolidated financial statements give effect to the sale of the remaining property within the Venture's Heathrow community (the "Heathrow disposition"), as if the Heathrow disposition had occurred, for balance sheet purposes, on March 31, 1996 and, for statement of operations purposes, on January 1,
1996.  The unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 gives effect to the Heathrow disposition as if it had occurred on January 1, 1995.






                            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                         ARVIDA/JMB PARTNERS, L.P. - II
                                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                                              Pro Forma
                                                              Historical    Adjustments for       Pro Forma
                                                            March 31, 1996  Disposition (1)    March 31, 1996
                                                            --------------  ---------------    --------------
Revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . .       $   140,810         (140,810)
  Homesites . . . . . . . . . . . . . . . . . . . . . .           646,050         (409,000)          237,050
  Operating properties. . . . . . . . . . . . . . . . .         1,686,344       (1,483,625)          202,719
  Brokerage and other operations. . . . . . . . . . . .           336,171         (218,331)          117,840
                                                              -----------      -----------       -----------
    Total revenues. . . . . . . . . . . . . . . . . . .         2,809,375       (2,251,766)          557,609

Cost of revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . .           147,279         (139,901)            7,378
  Homesites . . . . . . . . . . . . . . . . . . . . . .           558,537         (393,000)          165,537
  Operating properties. . . . . . . . . . . . . . . . .         1,378,222       (1,220,085)          158,137
  Brokerage and other operations. . . . . . . . . . . .           293,264         (185,807)          107,457
                                                              -----------      -----------       -----------

    Total cost of revenues. . . . . . . . . . . . . . .         2,377,302       (1,938,793)          438,509

Gross operating profit. . . . . . . . . . . . . . . . .           432,073         (312,973)          119,100

Selling, general and administrative expenses. . . . . .          (482,775)         108,483          (374,292)
                                                              -----------      -----------       -----------

    Net operating income (loss) . . . . . . . . . . . .           (50,702)        (204,490)         (255,192)

Interest income . . . . . . . . . . . . . . . . . . . .             9,124                              9,124
Interest and real estate taxes, net . . . . . . . . . .        (5,072,760)         815,060        (4,257,700)
                                                              -----------      -----------       -----------

    Net income (loss) . . . . . . . . . . . . . . . . .       $(5,114,338)         610,570        (4,503,768)
                                                              ===========      ===========       ===========
    Net income (loss) per
      Limited Partnership Interest. . . . . . . . . . .       $    (15.61)                              7.62
                                                              ===========                        ===========

(1)  The 1996 unaudited pro forma consolidated financial statements give effect to the sale of the remaining property within the Venture's Heathrow community (the "Heathrow disposition"), as if the Heathrow disposition had occurred, for balance sheet purposes, on March 31, 1996 and, for statement of operations purposes, on January 1,
1996.  The unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 gives effect to the Heathrow disposition as if it had occurred on January 1, 1995.




                            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                         ARVIDA/JMB PARTNERS, L.P. - II
                                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                              Historical      Pro Forma          Pro Forma
                                                             December 31,   Adjustments for     December 31,
                                                                 1995       Disposition (1)         1995
                                                             -------------  ---------------     ------------
Revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . .      $  6,203,400       (4,044,359)        2,159,041
  Homesites . . . . . . . . . . . . . . . . . . . . . .         7,436,745       (4,827,300)        2,609,445
  Land and property . . . . . . . . . . . . . . . . . .         4,250,000                          4,250,000
  Operating properties. . . . . . . . . . . . . . . . .         5,289,574       (4,692,157)          597,417
  Brokerage and other operations. . . . . . . . . . . .         2,595,879         (988,357)        1,607,522
                                                             ------------      -----------       -----------
    Total revenues. . . . . . . . . . . . . . . . . . .        25,775,598      (14,552,173)       11,223,425

Cost of revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . .         5,440,703       (3,452,292)        1,988,411
  Homesites . . . . . . . . . . . . . . . . . . . . . .         5,785,737       (3,704,078)        2,081,659
  Land and property . . . . . . . . . . . . . . . . . .           442,363                            442,363
  Operating properties. . . . . . . . . . . . . . . . .         5,399,440       (4,877,346)          522,094
  Brokerage and other operations. . . . . . . . . . . .         2,393,648       (1,149,160)        1,244,488
                                                             ------------      -----------       -----------
    Total cost of revenues. . . . . . . . . . . . . . .        19,461,891      (13,182,876)        6,279,015

Gross operating profit. . . . . . . . . . . . . . . . .         6,313,707       (1,369,297)        4,944,410
Selling, general and administrative expenses. . . . . .        (4,409,012)         742,550        (3,666,462)
                                                             ------------      -----------       -----------
    Net operating income (loss) . . . . . . . . . . . .         1,904,695         (626,747)        1,277,948

Interest income . . . . . . . . . . . . . . . . . . . .           200,267          (22,405)          177,862
Interest and real estate taxes, net . . . . . . . . . .       (20,347,310)       2,469,747       (17,877,563)
                                                             ------------      -----------       -----------
    Net income (loss) . . . . . . . . . . . . . . . . .      $(18,242,348)       1,820,595       (16,421,753)
                                                             ============      ===========       ===========
    Net income (loss) per
      Limited Partnership Interest. . . . . . . . . . .      $     (52.00)                             29.72
                                                             ============                        ===========

(1)  The 1996 unaudited pro forma consolidated financial statements give effect to the sale of the remaining property within the Venture's Heathrow community (the "Heathrow disposition"), as if the Heathrow disposition had occurred, for balance sheet purposes, on March 31, 1996 and, for statement of operations purposes, on January 1,
1996.  The unaudited pro forma consolidated statement of operations for the year ended December 31, 1995 gives effect to the Heathrow disposition as if it had occurred on January 1, 1995.
